FEDERATED LARGE CAP TECH FUND
(A portfolio of Federated Equity Funds)
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CLASS A SHARES
CLASS B SHARES
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CLASS C SHARES
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Supplement to Prospectus dated January 25, 2001

(1) At a special meeting to be held on December 20, 2001, shareholders will be asked to vote on the proposed Agreement and Plan of Reorganization described below. If approved by shareholders, the acquisition as explained below, will take effect as of December 21, 2001. Shareholders will be notified if this proposed Agreement and Plan of Reorganization is not approved. Keep this supplement for your records.

      Shareholders will be asked to consider the following proposal:

            To approve an Agreement and Plan of Reorganization under which Federated Communications Technology Fund, a portfolio of Federated Equity Funds, (the "Communications Technology Fund") would acquire all of the assets of Federated Large Cap Tech Fund, also a portfolio of Federated Equity Funds, (the "Technology Fund") in exchange for Class A, B and C Shares of Communications Technology Fund, to be distributed pro rata by the Technology Fund to holders of its Class A, B and C shares, in complete liquidation and termination of the Technology Fund.

 (2)   Please replace the current fee table with the following:

federated large cap tech fund

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A, B and C Shares.
Shareholder Fees                      Class Class Class
                                      A     B     C
Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load) Imposed   5.50% None  None
on Purchases (as a percentage of
offering price)
Maximum Deferred Sales Charge (Load)  0.00% 5.50% 1.00%
(as a percentage of original
purchase price or redemption
proceeds, as applicable)
Maximum Sales Charge (Load) Imposed   None  None  None
on Reinvested Dividends (and other
Distributions) (as a percentage of
offering price)
Redemption Fee (as a percentage of    None  None  None
amount redeemed, if applicable)
Exchange Fee                          None  None  None

Annual Fund Operating Expenses
(Before Waivers)1
Expenses That are Deducted From Fund
Assets (as a percentage of average
net assets)
Management Fee2                       1.00% 1.00% 1.00%
Distribution (12b-1) Fee3             0.25% 0.75% 0.75%
Shareholder Services Fee              0.25% 0.25% 0.25%
Other Expenses4                       20.11%20.11%20.11%
Total Annual Fund Operating Expenses  21.61%22.11%22.11%

1 Although not contractually obligated to do so, the Adviser will waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending October 31, 2001.

 Total Waivers of Fund Expenses       19.96%19.71%19.71%
 Total Actual Annual Fund Operating   1.65% 2.40% 2.40%
  Expenses (after waivers)5

2 The Adviser may voluntarily waive the management fees. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee to be paid by the Fund (after the anticipated voluntary waiver) will be 0.00% for the fiscal year ending October 31, 2001.
3 Class A Shares will not pay or accrue the distribution (12b-1) fee during the fiscal year ending October 31,2001.
4 The Adviser may voluntarily reimburse certain operating expenses of the Fund. The Adviser can terminate this anticipated reimbursement at any time. Total other expenses to be paid by the Fund
  (after the anticipated voluntary reimbursement) will be 1.40% for the fiscal year ending October
  31, 2001.
5 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on the 15th of the following month. Class A Shares pay lower operating expenses than Class B Shares.

Example
This Example is intended to help you compare the cost of investing in the Fund's Class A, B and C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A, B and C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, B and C Shares operating expenses are before waivers as estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class                                  1    3
                                             Year Years
Class A:
Expenses assuming redemption                 $2,42$5,286
Expenses assuming no redemption              $2,42$5,286
Class B:
Expenses assuming redemption                 $2,47$5,315
Expenses assuming no redemption              $2,02$5,087
Class C:
Expenses assuming redemption                 $2,10$5,087
Expenses assuming no redemption              $2,02$5,087


      ......                                          October 25, 2001
[Federated logo]
Federated Large Cap Tech Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA  15237-7000
1-800-341-7400
www.federatedinvestors.com

Federated Securities Corp., Distributor

Cusip 314172719
Cusip 314172693
Cusip 314172685
2090163 (10/01)